Exhibit 99.2 Reconciliation of EBITDA from continuing operations and Adjusted EBITDA from continuing operations for the quarter and nine months ended September 30, 2018 and 2017.

Quarter Ended September 30, 2018 (Dollar amounts in millions)	Siding	OSB	EWP	South America	Other	Corporate	Total
Net income (loss)	$59.8	$114.8	$8.5	$6.5	$(1.3)	$(64.3)	$124.0
Loss from discontinued operations before taxes	—	—	—	—	0.1	—	0.1
Benefit for income taxes	—	—	—	—	—	—	—
Income (loss) from continuing operations	59.8	114.8	8.5	6.5	(1.2)	(64.3)	124.1
Provision for income taxes	—	—	—	—	—	41.8	41.8
Interest expense, net of capitalized interest	—	—	—	—	—	3.9	3.9
Depreciation and amortization	8.2	15.5	3.8	2.1	0.4	0.7	30.7
EBITDA from continuing operations	68.0	130.3	12.3	8.6	(0.8)	(17.9)	200.5
Stock-based compensation expense	0.3	0.2	0.1	—	—	1.5	2.1
Loss on sale or impairment of long-lived assets, net	—	—	—	—	—	0.3	0.3
Investment income	—	—	—	—	—	(5.4)	(5.4)
Other operating credits and charges, net	—	—	—	—	—	(6.3)	(6.3)
Other non-operating items	—	—	—	—	—	2.2	2.2
Adjusted EBITDA from continuing operations	$68.3	$130.5	$12.4	$8.6	$(0.8)	$(25.6)	$193.4
Adjusted EBITDA Margin	28%	37%	12%	25%	(11)%	NA	26%

Quarter Ended September 30, 2017 (Dollar amounts in millions)	Siding	OSB	EWP	South America	Other	Corporate	Total
Net income (loss)	$53.3	$126.8	$6.5	$5.8	$(2.7)	$(79.9)	$109.8
Loss from discontinued operations before taxes	—	—	—	—	1.7	—	1.7
Benefit for income taxes	—	—	—	—	(0.6)	—	(0.6)
Income (loss) from continuing operations	53.3	126.8	6.5	5.8	(1.6)	(79.9)	110.9
Provision for income taxes	—	—	—	—	—	46.4	46.4
Interest expense, net of capitalized interest	—	—	—	—	—	4.9	4.9
Depreciation and amortization	8.1	15.2	4.0	2.4	0.7	0.7	31.1
EBITDA from continuing operations	61.4	142.0	10.5	8.2	(0.9)	(27.9)	193.3
Stock-based compensation expense	0.2	0.2	0.1	—	—	1.5	2.0
Gain on sale or impairment of long-lived assets, net	—	—	—	—	—	0.7	0.7
Investment income	—	—	—	—	—	(2.9)	(2.9)
Other operating credits and charges, net	—	—	—	—	—	(0.9)	(0.9)
Other non-operating items	—	—	—	—	—	2.2	2.2
Adjusted EBITDA from continuing operations	$61.6	$142.2	$10.6	$8.2	$(0.9)	$(27.3)	$194.4
Adjusted EBITDA Margin	27%	41%	11%	21%	(14)%	NA	27%

Nine Months Ended September 30, 2018 (Dollar amounts in millions)	Siding	OSB	EWP	South America	Other	Corporate	Total
Net income (loss)	$167.8	$369.6	$19.9	$25.0	$(7.2)	$(197.5)	$377.6
Loss from discontinued operations before taxes	—	—	—	—	5.7	—	5.7
Benefit for income taxes	—	—	—	—	(1.4)	—	(1.4)
Income (loss) from continuing operations	167.8	369.6	19.9	25.0	(2.9)	(197.5)	381.9
Provision for income taxes	—	—	—	—	—	122.7	122.7
Interest expense, net of capitalized interest	—	—	—	—	—	12.7	12.7
Depreciation and amortization	24.8	43.8	12.5	6.7	1.6	2.4	91.8
EBITDA from continuing operations	192.6	413.4	32.4	31.7	(1.3)	(59.7)	609.1
Stock-based compensation expense	0.8	0.7	0.3	—	—	4.6	6.4
Gain on sale or impairment of long-lived assets, net	—	—	—	—	—	(0.3)	(0.3)
Investment income	—	—	—	—	—	(13.5)	(13.5)
Other operating credits and charges, net	—	—	—	—	—	(11.2)	(11.2)
Other non-operating items	—	—	—	—	—	4.3	4.3
Adjusted EBITDA from continuing operations	$193.4	$414.1	$32.7	$31.7	$(1.3)	$(75.8)	$594.8
Adjusted EBITDA Margin	27%	39%	10%	26%	(6)%	NA	27%

Nine Months Ended September 30, 2017 (Dollar amounts in millions)	Siding	OSB	EWP	South America	Other	Corporate	Total
Net income (loss)	$142.9	$290.6	$12.6	$16.4	$(3.8)	$(199.5)	$259.2
Loss from discontinued operations before taxes	—	—	—	—	1.7	—	1.7
Benefit for income taxes	—	—	—	—	(0.6)	—	(0.6)
Income (loss) from continuing operations	142.9	290.6	12.6	16.4	(2.7)	(199.5)	260.3
Provision for income taxes	—	—	—	—	—	97.9	97.9
Interest expense, net of capitalized interest	—	—	—	—	—	14.8	14.8
Depreciation and amortization	23.7	44.8	11.6	6.8	2.1	2.3	91.3
EBITDA from continuing operations	166.6	335.4	24.2	23.2	(0.6)	(84.5)	464.3
Stock-based compensation expense	0.6	0.6	0.2	—	—	6.6	8.0
Gain on sale or impairment of long-lived assets, net	—	—	—	—	—	(1.8)	(1.8)
Investment income	—	—	—	—	—	(7.2)	(7.2)
Other operating credits and charges, net	—	—	—	—	—	4.5	4.5
Other non-operating items	—	—	—	—	—	7.2	7.2
Adjusted EBITDA from continuing operations	$167.2	$336.0	$24.4	$23.2	$(0.6)	$(75.2)	$475.0
Adjusted EBITDA Margin	25%	36%	9%	20%	(3)%	NA	23%